SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

CAMCO Investors Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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CAMCO Investors Fund

30 E. Main Street

Berryville, VA 22611

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 6, 2005

Dear Shareholders:

The Board of Directors of CAMCO Investors Fund (the “Fund”) has given notice that the Annual Meeting of Shareholders (the “Annual Meeting”) will be held at the principal offices of the Fund, 30 E. Main Street, Berryville, VA 22611, on December 6, 2005 at 10:00 a.m., Eastern Time, for the following purposes:

1.

To elect four individuals to the Board of Directors of the Fund to serve until the next annual meeting or until their successors are elected and qualified.

2.

To ratify the selection of Sanville & Company as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2005.

3.

To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on October 17, 2005 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors

Eric Weitz

Secretary

November 14, 2005

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

CAMCO Investors Fund

30 E. Main Street, Berryville, Virginia 22611

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PROXY STATEMENT

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ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 6, 2005

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CAMCO Investors Fund (the “Fund”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held at the principal offices of the Fund, 30 E. Main Street, Berryville, VA 22611, on December 6, 2005 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of the Annual Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about November 17, 2005.

The purpose of the Annual Meeting is to elect four Directors to the Board of Directors of CAMCO Investors Fund and to ratify Sanville & Company as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2005.

Only shareholders of record at the close of business on October 17, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.

A copy of the Fund’s most recent annual report for the fiscal year ended December 31, 2004 and the Fund's semi-annual report the period ended June 30, 2005 have been mailed to shareholders.  If you would like to receive additional copies of these reports at no charge, please send a written request to the Fund at 30 E. Main Street, Berryville, Virginia 22611 or call 1-800-727-1007.

PROPOSAL 1:  ELECTION OF DIRECTORS

In this proposal, shareholders are being asked to elect Col. Richard Bruss, Charles J. Bailey, Malcolm R. Uffelman and Dennis M. Connor (the "Nominees") to the Board of Directors of the Fund.  Each Nominee has agreed to serve on the Board of Directors until the next annual meeting or until their successors are approved and qualified.  The Fund's By-Laws provide that the Board of Directors shall consist of not fewer than three nor more than 12 members.  The Directors have determined that a Board consisting of four members is sufficient to effectively and efficiently oversee the Fund's activities.

Each Nominee currently serves on the Board of Directors, having been elected to that position by shareholders on December 15, 2004.  During the fiscal year ended December 31, 2004, the Board of Directors met two times.  No Director attended fewer than 75% of the regularly scheduled or special meetings of the Board.  Each Nominee attended the 2004 Annual Meeting.

Information about the Nominees

Col. Bruss and Messrs Bailey and Uffelman are not "interested persons" of the Fund as that term in defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") (referred to hereinafter as "Independent Directors").  Mr. Connor is an "interested person" of the Fund.  Information about the Nominees, including their addresses, year of birth, principal occupations during the past five years, and other current directorships, is set forth in the table below.

Independent Directors

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls VA Age: 73	Director	One Year/ First Elected 12/04/02	Retired – USAF (1973 – present)	1	None
Charles J. Bailey 11620 Gambrill Rd Frederick, MD Age: 60	Director	One Year/ First Elected 12/04/02	Regional Mgr. Tollgrade Inc.(1994 – present)	1	None
Malcolm R. Uffelman 1808 Horseback Trail Vienna, VA Age: 68	Director	One Year/ First Elected 12/04/02	Vice President, Contact, Inc. (a communications company)(2000 – present)	1	None

Interested Director and Fund Officers

Name, Address[1] and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Dennis M. Connor[2] Age: 49	President and Director	One Year/ First Elected 12/04/02	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1985 – present); Registered Representative, Syndicated Capital, Inc. (2003-present)	1	None
Mr. Paul Berghaus Age:65	Treasurer	One Year/ First Elected 12/4/2002	President, Cornerstone Asset Management, Inc. 1987 - present Registered Representative, Syndicated Capital, Inc. [2003 - present]	N/A	N/A
Mr. Eric Weitz Age: 47	Secretary	One Year/First Elected 12/04/2002	Vice President, Cornerstone Asset Management, Inc. [1992 - present]; Registered Representative, Syndicated Capital, Inc. [2003- present]	N/A	N/A
Mr. Eric Henning Age: 44	Assistant Secretary	One Year First Elected 12/04/2002	Vice President, Cornerstone Asset Management, Inc. [1987 - present]; Registered Representative, Syndicated Capital, Inc. [2004 - present]	N/A	N/A

1 The address for Mr. Connor and each officer is c/o CAMCO Investors Fund, 30 E. Main Street, Berryville, VA 22611.

2 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Nominee of the Fund as of the Record Date.

Director/Nominee	Dollar Range of Equity Securities in the Fund
Dennis M. Connor	$1 - $10,000
Col. Richard Bruss	$10,001 - $50,000
Charles J. Bailey	$1 - $10,000
Malcolm R. Uffelman	$50,001 - $100,000

Director and Officer Compensation

Director fees are paid by Cornerstone Asset Management, Inc. ("CAMCO"), the Fund's investment adviser.  Officers and Directors of the Fund who are deemed "interested persons" of the Fund receive no compensation from the Fund.  The following table provides information regarding Director compensation for the fiscal year ended December 31, 2004.

Name and Position	Aggregate Compensation from CAMCO for Service to the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Director by CAMCO for Service to Fund and Fund Complex[1]
Dennis M. Connor President and Director	$0	$0	$0	$0
Col. Richard Bruss Director	$198	$0	$0	$198
Charles J. Bailey Director	$198	$0	$0	$198
Malcolm R. Uffelman Director	$198	$0	$0	$198

1 The "Fund Complex" consists of the CAMCO Investors Fund.

Standing Committees

The Fund does not have an Audit Committee.  Rather, the Fund's Board of Directors functions as the Audit Committee and (i) oversees and monitors the Fund's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends for shareholder ratification at the Fund's annual shareholder meeting the appointment of auditors for the Fund, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence.  The selection of the Fund's auditors is submitted to shareholders annually for ratification or rejection.

The Fund does not have a formal Nominating Committee or Compensation Committee.  Rather, nominees are considered and nominated by the Independent Directors.  Because of the small size of the Board, the Board has not felt that formal Nominating and Compensation Committees are necessary.

When evaluating a person as a potential nominee to serve as a Director, the Independent Directors may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director; (iii) the contribution that the person can make to the Board and the Fund, with consideration being given to the person’s business experience, education and such other factors as the Independent Directors may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Directors; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Directors, officers and any other source the Independent Directors consider appropriate.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2:  RATIFICATION OF SANVILLE & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

At a meeting held on December 31, 2004, the Board of Directors, including the Independent Directors, unanimously approved the selection of Sanville & Company as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2005.

Sanville & Company is registered with the Public Company Accounting Oversight Board and has experience in investment company accounting and auditing.  Sanville & Company has served as the independent registered public accounting firm to the Fund since 2001.  The financial statements included in the Fund's Annual Report to shareholders have been examined by Sanville & Company.  It is not expected that a representative of Sanville & Company will be present at the meeting.

Sanville & Company and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants.

Audit Fees

The table below discloses the aggregate fees billed for each of the last two fiscal years for professional services rendered by Sanville & Company for the audit of the Fund's annual financial statements and in connection with statutory and regulatory filings and engagements during those fiscal years.

Fiscal Year	Aggregate Fees Billed
2004	$2,000
2003	$8,000

Audit-Related Fees

The table below discloses the aggregate fees billed for each of the last two fiscal years for assurance and related services rendered by Sanville & Company that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported on the table above.

Fiscal Year	CAMCO Investors Fund	Cornerstone Asset Management, Inc.
2004	$0	$0
2003	$0	$0

Tax Fees

The table below discloses the aggregate fees billed for each of the last two fiscal years for professional services rendered by Sanville & Company for tax compliance, tax advice and tax planning.

Fiscal Year	CAMCO Investors Fund	Cornerstone Asset Management, Inc.
2004	$500	$0
2003	$800	$0

These tax services included monitoring tax compliance by the Fund and reviewing the Fund's tax returns.

All Other Fees

The table below discloses the aggregate fees billed for each of the last two fiscal years for products and services rendered by Sanville & Company, other than those listed in the tables above.

Fiscal Year	CAMCO Investors Fund	Cornerstone Asset Management, Inc.
2004	$0	$0
2003	$0	$0

Pre-Approval Policies

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Board of Directors has been required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to be furnished to the Fund.  The Board also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to be furnished to CAMCO, or any entity controlling, controlled by or under common control with CAMCO, that provides ongoing services to the Fund to the extent that such services are determined to have a direct impact on the operations or financial reporting of the Fund.  The Board pre-approves audit and non-audit services on an engagement-by-engagement basis.

The last fiscal year, the Audit Committee approved the following percentage of audit-related, tax and other services.

Nature of Services	Percentage Approved by the Board of Directors
Audit -Related	100%
Tax	100%
All Other	100%

During the audit of Fund's financial statements for the most recent fiscal year, less than 50% of the hours expended on Sanville & Company's engagement were attributed to work performed by persons other than Sanville & Company's full-time, permanent employees.

The aggregate non-audit fees billed by Sanville & Company for services rendered to the Fund and CAMCO (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with CAMCO that provides ongoing services to the Fund, were as follows:

Fiscal Year	CAMCO Investors Fund	Cornerstone Asset Management, Inc.
2004	$500	$0
2003	$800	$0

Sanville & Company has not rendered non-audit services to CAMCO in the last two fiscal years.  As a result, it has been unnecessary for the Board of Directors to determine whether rendering such services to CAMCO would be incompatible with maintaining the independence of Sanville & Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE SELECTION OF SANVILLE & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

OTHER INFORMATION

Operation of the Fund

The Fund is a non-diversified open-end management investment company organized as a Pennsylvania corporation on October 22, 1997.  The Board of Directors supervises the business activities of the Fund.  The Fund currently retains CAMCO, 30 E. Main Street, Berryville, VA 22611, as its investment adviser.  CAMCO also manages the Fund’s business affairs and provides the Fund with administrative services.  Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141 acts as the Fund’s transfer agent and fund accountant.

The Proxy

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.  A proxy card for voting your shares at the Annual Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Annual Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees, for the ratification of Sanville & Company, and at the discretion of the holders of the proxy on any other matter that may come before the Annual Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Fund revoking the proxy, or (iii) attending and voting in person at the Annual Meeting.

Voting Securities and Voting

As of the Record Date, 625,401.154 shares of beneficial interest of the Fund were issued and outstanding.  Only shareholders of record on the Record Date are entitled to vote at the Annual Meeting.  Each shareholder is entitled to one (1) vote per share held on any matter submitted to a vote at the Annual Meeting.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Fund entitled to vote is necessary to constitute a quorum at the Annual Meeting.

The election of each Nominee for Director and the ratification of Sanville & Company requires a majority of the votes cast in person or by proxy at the Annual Meeting at which a quorum exits.  Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Annual Meeting, but they are not affirmative votes for any proposal.

Security Ownership of Management

None of the Directors, Nominees or officers of the Fund, to the best knowledge of the Fund, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date.

As a group, the Directors, Nominees and officers of the Fund own approximately 2.71% of the outstanding shares of the Fund as a whole.

Security Ownership of Certain Beneficial Owners

The following list indicates the shareholders (other than those Directors, Nominees and officers listed above) who, to the best knowledge of the Fund, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
John DeLong Reston, VA	51,854,777 Shares/Record & Beneficial	9.25%
Charles McCalley Kensington, MD	47,702,154 Shares/Record & Beneficial	7.63%

As of the Record Date, the Fund knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund or the Fund as whole

Shareholder Proposals, Nominations and Communications

The Fund has not received any shareholder proposals to be considered for presentation at the Annual Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund’s proxy statement and proxy card for a particular meeting.  Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made.  The fact that the Fund receives a shareholder proposal in a timely manner does not assure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposal and any other shareholder communication should be sent to Eric Weitz, Secretary, CAMCO Investors Fund, 30 E. Main Street, Berryville, Virginia 22611.  Because of the Fund's small shareholder base, and because it has never received a shareholder proposal or a Director nomination from a shareholder, the Fund has not adopted a written policy regarding consideration of shareholder proposals or Director nominees recommended by shareholders.

Cost of Solicitation

The Board of Directors of the Fund is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy and any additional materials relating to the Annual Meeting and the cost of soliciting proxies will be borne by CAMCO.  In addition to solicitation by mail, the Fund may request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Fund and CAMCO may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

Other Matters

The Fund’s Board of Directors knows of no other matters to be presented at the Annual Meeting other than as set forth above.  If any other matters properly come before the Annual Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Proxy Delivery

If you and another shareholder share the same address, the Fund may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Fund if you wish to receive a separate copy of the proxy statement, and the Fund will promptly mail a copy to you.  You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-800-727-1007, or write the Fund at 30 E. Main Street, Berryville, Virginia 22611.

BY ORDER OF THE BOARD OF DIRECTORS

Eric Weitz

Secretary

November 14, 2005

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

CAMCO INVESTORS FUND

ANNUAL MEETING OF SHAREHOLDERS

December 6, 2005

The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints Dennis M. Connor and Eric Weitz, as proxies, each with full power of substitution, to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Fund to be held at the principal offices of the Fund, 30 E. Main Street, Berryville, Virginia 22611, on December 6, 2005 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund ("Shares") on the proposals set forth below regarding (i) the election of Directors, (ii) the ratification of the independent registered public accounting firm and (iii) any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF CAMCO INVESTORS FUND RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AND "FOR" THE RATIFICATION OF SANVILLE & COMPANY

1.

To elect the following four (4) individuals to the Board of Directors of CAMCO Investors Fund:

1. Dennis M. Connor	☐ FOR	☐ AGAINST	☐ ABSTAIN
2. Col. Richard Bruss	☐ FOR	☐ AGAINST	☐ ABSTAIN
3. Charles J. Bailey	☐ FOR	☐ AGAINST	☐ ABSTAIN
4. Malcolm R. Uffelman	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.

To ratify the selection of Sanville & Company as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

A proxy executed in a manner that does not withhold authority to vote for the election of a nominee will be deemed to grant authority to vote for that nominee.

This proxy is solicited on behalf of the Fund’s Board of Directors, and may be revoked prior to its exercise by filing with the Secretary of the Fund an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Annual Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR THE PROPOSAL TO RATIFY SANVILLE & COMPANY, AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

[PLACE MAILING LABEL HERE]

Dated:

________________

Signature(s):___________________________________

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and the Proxy Statement of the Board of Directors.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.